SIX CIRCLES® TRUST

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Supplement dated January 4, 2022

to the Summary Prospectus dated May 1, 2021, as supplemented

Effective immediately, Alan Mason of BlackRock Investment Management, LLC (“BlackRock”) is removed as a portfolio manager to the Six Circles U.S. Unconstrained Equity Fund (the “U.S. Unconstrained Equity Fund”) and the Six Circles International Unconstrained Equity Fund (the “International Unconstrained Equity Fund”, and together with the U.S. Unconstrained Equity Fund, the “Funds”), and Paul Whitehead and Peter Sietsema of BlackRock are added as portfolio managers to the Funds. Accordingly, effective immediately, the portfolio manager information for BlackRock in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus and Prospectus related to BlackRock is hereby deleted in its entirety and replaced with the following:

BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Suzanne Henige, CFA	2019	Director
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema	2022	Director
Paul Whitehead	2022	Managing Director
Amy Whitelaw	Inception	Managing Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2022-4